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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2001

                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           UNIVERSAL COMPRESSION, INC.

           (Exact names of registrants as specified in their charters)


  DELAWARE                    001-15843                    13-3989167
   TEXAS                      333-48279                    74-1282680

(States or other                                          (IRS Employer
jurisdictions of          (Commission File                Identification
 incorporation)              Numbers)                         Nos.)



 4440 BRITTMOORE ROAD, HOUSTON, TEXAS                          77041
(Address of principal executive offices)                     (Zip Code)


                                 (713) 335-7000
              (Registrants' telephone number, including area code)



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Item 5.  Other Events

         Filing of a Registration Statement on Form S-4. In connection with our financing arrangements entered into concurrently with our acquisition of Weatherford Global Compression Services, L.P. and certain related entities ("Weatherford Global") in February 2001, Universal Compression Holdings, Inc., a Delaware corporation ("UCH"), entered into a Registration Rights Agreement dated as of February 9, 2001 by and among BRL Universal Equipment 2001 A, L.P., BRL Universal Equipment Corp. (collectively, the "Issuers"), UCH, Universal Compression, Inc. ("UCI"), Deutsche Banc Alex. Brown Inc., First Union Securities, Inc., Goldman Sachs & Co., Banc One Capital Markets, Inc. and Scotia Capital (USA), Inc. Pursuant to the terms of the Registration Rights Agreement, on March 20, 2001, the Issuers, UCH and UCI filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (the "SEC") with respect to the registration of the issuance by the Issuers' of their new 8 7/8% senior secured notes due 2008 (the "New Notes") and our related lease and guarantee obligations. The New Notes will be issued in exchange for up to all of the Issuers' existing 8 7/8% senior secured notes, $350,000,000 aggregate principal amount outstanding (the "Old Notes"), which were issued in a private placement transaction pursuant to Rule 144A under the Securities Act. The terms of the New Notes to be issued in the exchange are substantially identical to the terms of the Old Notes, except that the New Notes do not restrict transfer and will be issued free of any covenants regarding exchange and registration rights.

         The Registration Statement includes, among other things, certain updated unaudited pro forma combined condensed financial information in connection with the Weatherford Global acquisition and related financing transactions, and updated business information for December 31, 2000. The unaudited pro forma combined condensed financial information should be read in conjunction with the historical financial statements and accompanying disclosures included in the Registration Statement, as well as our other filings with the SEC. The Registration Statement is incorporated herein by reference.

         The Registration Statement has not yet become effective. The New Notes may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the New Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

         Statements about our outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are beyond our control, that could cause our actual results to differ materially from such statements. While we believe that the assumptions concerning future events are reasonable, there are inherent difficulties in predicting certain important factors that could impact our future performance. Such risks and uncertainties include, but are not limited to, (1) failure to consummate acquisitions or integrate acquired businesses (including Weatherford Global and IEW Compression, Inc.) and businesses that we may acquire in the future, (2) conditions in the


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oil and gas industry, including the demand for natural gas as well as impacts from the price of natural gas and oil, (3) competition among the various providers of contract compression services, (4) changes in safety and environmental regulations pertaining to the production and transportation of natural gas, (5) changes in economic or political conditions in the markets in which we operate, (6) introduction of competing technologies by other companies,
(7) the ability to retain and grow our customer base, (8) employment workforce factors, including loss of key employees, and (9) liability claims related to the use of the products and services. These factors, when applicable, are discussed in our filings with the Securities and Exchange Commission, copies of which are available to the public. We disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

      Exhibit No. Description

         4.1 Indenture, dated as of February 9, 2001, between BRL Universal Compression Funding I, L.P., Issuer, and Wells Fargo Bank Minnesota, National Association, Indenture Trustee, with respect to the ABS operating lease facility (incorporated by reference to Exhibit 4.10 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4 dated March 20, 2001).

         4.2 Series 2001-1 Supplement, dated as of February 9, 2001, to Indenture dated as of February 9, 2001, between BRL Universal Compression Funding I, L.P., Issuer, and Wells Fargo Bank Minnesota, National Association, Indenture Trustee, with respect to the ABS operating lease facility, including the Form of Note as an exhibit thereto (incorporated by reference to Exhibit 4.11 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4 dated March 20, 2001).

         10.1 Equipment Lease Agreement with respect to the senior secured notes operating lease facility, dated as of February 9, 2001, between BRL Universal Equipment 2001 A, L.P., as Lessor, and Universal Compression, Inc., as Lessee (incorporated by reference to Exhibit 10.2 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4 dated March 20, 2001).

         10.2 Tranche B Loan Agreement, dated as of February 9, 2001, among BRL Universal Equipment 2001 A, L.P., as Borrower, Bankers Trust Company, as Administrative Agent and Collateral Agent, and The Tranche B Lenders (incorporated by reference to Exhibit 10.4 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4 dated March 20, 2001).

         10.3 Master Equipment Lease Agreement, with respect to the ABS operating lease facility, dated as of February 9, 2001, between BRL Universal Compression


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                     Funding I, L.P., as Head Lessor and UCO Compression LLC, as
                     Head Lessee (incorporated by reference to Exhibit 10.5 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4 dated March 20, 2001).

         10.4 Senior Secured Revolving Credit Agreement, dated as of February 9, 2001, among Universal Compression, Inc., as Borrower, First Union National Bank, as Administrative Agent, Bank One, N.A., as Syndication Agent, and the lenders signatory thereto (incorporated by reference to Exhibit 10.6 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4 dated March 20, 2001).

         10.5 Management Agreement dated February 9, 2001, among Universal Compression, Inc., UCO Compression LLC and BRL Universal Compression Funding I, L.P. (incorporated by reference to Exhibit 10.10 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4 dated March 20, 2001).

         10.6 Guaranty made by Universal Compression Holdings, Inc. for the benefit of UCO Compression LLC, BRL Universal Compression Funding I, L.P. and Wells Fargo Bank National Association, dated as of February 9, 2001 (incorporated by reference to Exhibit 10.11 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4 dated March 20, 2001).

         10.7        Form of Indemnification Agreements for each of Uriel E.
                     Dutton, Curtis W. Huff and Edmund P. Segner, III (incorporated by reference to Exhibit 10.27 of Amendment No. 1 dated as of May 3, 2000 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-1 (File No. 333-34090)).

         10.8* Indemnification Agreement dated as February 9, 2001 by and between Bernard J. Duroc-Danner and Universal Compression Holdings, Inc.

         10.9* Form of Agreement for each of Stephen A. Snider and Mark L. Carlton.
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*  Filed herewith


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                       UNIVERSAL COMPRESSION HOLDINGS, INC.
                                       UNIVERSAL COMPRESSION, INC.
                                       (Registrants)



Date:  March 22, 2001                  By: /s/ RICHARD W. FITZGERALD
                                          --------------------------------------
                                          Richard W. FitzGerald
                                          Senior Vice President and Chief
                                          Financial Officer

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                               EXHIBIT INDEX


      Exhibit No.                  Description
      -----------                  ------------

         4.1 Indenture, dated as of February 9, 2001, between BRL Universal Compression Funding I, L.P., Issuer, and Wells Fargo Bank Minnesota, National Association, Indenture Trustee, with respect to the ABS operating lease facility (incorporated by reference to Exhibit 4.10 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4 dated March 20, 2001).

         4.2 Series 2001-1 Supplement, dated as of February 9, 2001, to Indenture dated as of February 9, 2001, between BRL Universal Compression Funding I, L.P., Issuer, and Wells Fargo Bank Minnesota, National Association, Indenture Trustee, with respect to the ABS operating lease facility, including the Form of Note as an exhibit thereto (incorporated by reference to Exhibit 4.11 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4 dated March 20, 2001).

         10.1 Equipment Lease Agreement with respect to the senior secured notes operating lease facility, dated as of February 9, 2001, between BRL Universal Equipment 2001 A, L.P., as Lessor, and Universal Compression, Inc., as Lessee (incorporated by reference to Exhibit 10.2 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4 dated March 20, 2001).

         10.2 Tranche B Loan Agreement, dated as of February 9, 2001, among BRL Universal Equipment 2001 A, L.P., as Borrower, Bankers Trust Company, as Administrative Agent and Collateral Agent, and The Tranche B Lenders (incorporated by reference to Exhibit 10.4 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4 dated March 20, 2001).

         10.3 Master Equipment Lease Agreement, with respect to the ABS operating lease facility, dated as of February 9, 2001, between BRL Universal Compression Funding I, L.P., as Head Lessor and UCO Compression LLC, as Head Lessee (incorporated by reference to Exhibit 10.5 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4 dated March 20, 2001).

         10.4 Senior Secured Revolving Credit Agreement, dated as of February 9, 2001, among Universal Compression, Inc., as Borrower, First Union National Bank, as Administrative Agent, Bank One, N.A., as Syndication Agent, and the lenders signatory thereto (incorporated by reference to Exhibit 10.6 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4 dated March 20, 2001).

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         10.5        Management Agreement dated February 9, 2001, among
                     Universal Compression, Inc., UCO Compression LLC and BRL Universal Compression Funding I, L.P. (incorporated by reference to Exhibit 10.10 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4 dated March 20, 2001).

         10.6 Guaranty made by Universal Compression Holdings, Inc. for the benefit of UCO Compression LLC, BRL Universal Compression Funding I, L.P. and Wells Fargo Bank National Association, dated as of February 9, 2001 (incorporated by reference to Exhibit 10.11 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-4 dated March 20, 2001).

         10.7        Form of Indemnification Agreements for each of Uriel E.
                     Dutton, Curtis W. Huff and Edmund P. Segner, III (incorporated by reference to Exhibit 10.27 of Amendment No. 1 dated as of May 3, 2000 to Universal Compression Holdings, Inc.'s Registration Statement on Form S-1 (File No. 333-34090)).

         10.8* Indemnification Agreement dated as February 9, 2001 by and between Bernard J. Duroc-Danner and Universal Compression Holdings, Inc.

         10.9* Form of Agreement for each of Stephen A. Snider and Mark L. Carlton.
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*  Filed herewith

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